Exhibit 21

SUBSIDIARY LISTING OF CONOCOPHILLIPS

Incorporation
Company Name	Location
Alpine Pipeline Company	Delaware
Arizona-Florida Land & Cattle Company	Florida
Asamera Algeria Limited	Alberta
Asamera Minerals (U.S.) Inc.	Colorado
Asamera Oil (U.S.) Inc.	Montana
Asamera Resources Inc.	Nevada
Ashford Energy Capital S.A.	Luxembourg
Australian Hydrocarbons Inc.	Delaware
AZL Resources, Inc.	Arizona
Aztec Catalyst Company	Delaware
Bantry Terminal Ltd	Ireland
Border Resources Ltd.	England
Brandywine Industrial Gas, Inc.	Delaware
BVLC, Inc.	California
C.S. Land, Inc.	California
Cajun Cogen LLC	Delaware
Calcasieu Properties L.L.C.	Delaware
Calcasieu Shipping Corporation	Delaware
Catoire S.A.	Belgium
CGP Developments Cajun Cogen LLC	Delaware
CGP Servicios Energeticos de Altamira, S. de R. L. de C. V.	Mexico
Clearwater Ltd.	Bermuda
Cliffe Storage Limited	England
Clyde Netherlands B.V.	The Netherlands
Clyde Petroleum (E&P) B.V.	The Netherlands
Clyde Petroleum (Exploration) Ltd.	England
Clyde Petroleum (Investments) Limited	England
Clyde Petroleum (Management) Limited	England
Clyde Petroleum Exploratie B.V.	The Netherlands
Clyde Petroleum Limited	Scotland
COMAP, Inc.	Delaware
Conoco (Thailand) Company, Limited	Thailand
Conoco A.G.	Switzerland
Conoco Africa Inc.	Delaware
Conoco Arabia Holding Ltd.	British Virgin Islands
Conoco Arabia Ltd.	Bermuda
Conoco Asia Ltd.	Bermuda
Conoco Asia Pacific Ltd.	Delaware
Conoco Asia Pacific Sdn. Bhd.	Malaysia
Conoco Asia Ventures Pte. Ltd.	Singapore
Conoco Capital Inc.	Delaware
Conoco Carbon and Minerals, Inc.	Delaware

Incorporation
Company Name	Location
Conoco Carbon Fibers Japan, KK	Japan
Conoco Center Inc.	Delaware
Conoco Central Europe Inc.	Delaware
Conoco Cevolution Europe B.V.	The Netherlands
Conoco Cevolution Germany GmbH	Germany
Conoco Colombia Ltd	Bermuda
Conoco Coral Inc.	Delaware
Conoco Corporate Holdings L.P.	Delaware
Conoco Deepwater Construction LLC	Delaware
Conoco Denmark Inc.	Delaware
Conoco Development Company	Delaware
Conoco Development II Inc.	Delaware
Conoco Development Services Inc.	Delaware
Conoco do Brasil Ltda.	Brazil
Conoco Drilling Inc.	Delaware
Conoco Egypt Inc.	Delaware
Conoco Energy Holdings Ltd.	Bermuda
Conoco Energy Holdings Nigeria Ltd.	Bermuda
Conoco Energy Nigeria Limited	Nigeria
Conoco Energy Services Company	Delaware
Conoco Energy Ventures Inc.	Delaware
Conoco Enterprise Funding LLC	Delaware
Conoco Equity Investments Inc.	Delaware
Conoco Este Pipeline Company	Delaware
Conoco EurAsia Inc.	Delaware
Conoco Exploration & Production B.V.	The Netherlands
Conoco Exploration & Production Nigeria Limited	Nigeria
Conoco Finance Inc.	Delaware
Conoco Foreign Sales Corporation	Barbados
Conoco Frontier Ltd.	Bermuda
Conoco Funding Company	Nova Scotia
Conoco Geisum Inc.	Delaware
Conoco Global Energy Company	Delaware
Conoco Global Power (U.K.) Limited	England
Conoco Global Power Assets Inc.	Delaware
Conoco Global Power Assets Sabine Inc.	Delaware
Conoco Global Power de Mexico, S. de R. L. de C. V.	Mexico
Conoco Global Power Developments Espana SRL	Spain
Conoco Global Power Developments Inc.	Delaware
Conoco Global Power Development-Sabine Inc.	Delaware
Conoco Global Power Europe Limited	Delaware
Conoco Global Power Inc.	Delaware
Conoco Guanare Ltd.	Bermuda
Conoco Holdings Ltd.	Bermuda
Conoco International Holding Ltd.	British Virgin Islands
Conoco Investment AG	Switzerland

Incorporation
Company Name	Location
Conoco Jet (Malaysia) Sdn. Bhd.	Malaysia
Conoco Khazar Ltd.	Bermuda
Conoco Kuwait Services Inc.	Delaware
Conoco Lagia Offshore, Inc.	Delaware
Conoco Lubricant (India) Private Limited	India
Conoco Lubricants (Malaysia) Sdn. Bhd.	Malaysia
Conoco Mexico Ltd.	Bermuda
Conoco Mexico Servicios, S.A. de C.V.	Mexico
Conoco Mexico, S.A. de C.V.	Mexico
Conoco Middle East Ltd.	Delaware
Conoco Mont Belvieu Holdings Inc.	Delaware
Conoco Nila Holding Ltd.	British Virgin Islands
Conoco Nordic Holding LLC	Delaware
Conoco Nordic Holdings AB	Sweden
Conoco Nordic Investment LP	Delaware
Conoco Nordic Limited	Bermuda
Conoco Northern Inc.	Canada
Conoco Northland Ltd.	Bermuda
Conoco Norway Properties Inc.	Delaware
Conoco NW Natuna Exploration & Production Ltd.	Bermuda
Conoco NW Natuna Holding Ltd.	British Virgin Islands
Conoco Offshore Pipe Line Company	Delaware
Conoco Orinoco Inc.	Delaware
Conoco Pakistan Exploration and Production B.V.	The Netherlands
Conoco Peru Ltd.	Bermuda
Conoco PETCOKE Far East Ltd.	Delaware
Conoco Petroleum Nigeria Limited	Nigeria
Conoco Petroleum Operations Inc.	Delaware
Conoco Pipe Line Company	Delaware
Conoco Power Marketing Inc	Delaware
Conoco Resources Holding B.V.	The Netherlands
Conoco Services Ltd.	Bermuda
Conoco Shale Oil Inc.	Delaware
Conoco Shipping & Marine Development L.L.C.	Marshall Islands
Conoco Shipping Company	Liberia
Conoco Shipping Norge Nr. 3 AS	Norway
Conoco Singapore Operations Pte. Limited	Singapore
Conoco South Sokang Natuna B.V.	The Netherlands
Conoco Specialty Products Limited	England
Conoco Syria DEZ Gas Ltd.	Bermuda
Conoco Syria Ltd.	Bermuda
Conoco Taiwan Exploration and Production B.V.	The Netherlands
Conoco Tobong Natuna B.V.	The Netherlands
Conoco Trading Company	Delaware
Conoco Trinidad (4a) B.V.	The Netherlands
Conoco Trinidad (4b) B.V.	The Netherlands

Incorporation
Company Name	Location
Conoco Trinidad Inc.	Delaware
Conoco U.K. Properties Inc.	Delaware
Conoco Venezuela B.V.	The Netherlands
Conoco Venezuela C.A.	Venezuela
Conoco Venezuela E&P Ltd.	Bermuda
Conoco Venezuela Holding C.A.	Venezuela
Conoco Venezuela Ltd.	Bermuda
Conoco Venezuela Services B.V.	The Netherlands
Conoco Warim B.V.	The Netherlands
ConocoPhillips (00-21) Pty Ltd	Western Australia
ConocoPhillips (91-12) Pty Ltd	Victoria, Australia
ConocoPhillips (91-13) Pty Ltd	Western Australia
ConocoPhillips (95-19) Pty Ltd	Victoria, Australia
ConocoPhillips (96-16) Pty Ltd	Western Australia
ConocoPhillips (96-20) Pty Ltd	Western Australia
ConocoPhillips (Aceh) Ltd.	Bermuda
ConocoPhillips (AIB) Ltd.	Bermuda
ConocoPhillips (Banyumas) Ltd.	Bermuda
ConocoPhillips (BTC) Ltd.	Cayman Islands
ConocoPhillips (GIB) Ltd.	Bermuda
ConocoPhillips (Glen) Limited	England
ConocoPhillips (Grissik) Ltd.	Bermuda
ConocoPhillips (Kakap) Ltd.	Bermuda
ConocoPhillips (Ketapang) Ltd.	Bermuda
ConocoPhillips (Palmerah) Ltd.	Bermuda
ConocoPhillips (Pangkah) Ltd.	Bermuda
ConocoPhillips (Ramba) Ltd.	Bermuda
ConocoPhillips (Sakakemang) Ltd.	Bermuda
ConocoPhillips (South Jambi) Ltd.	Bermuda
ConocoPhillips (Tungkal) Ltd.	Bermuda
ConocoPhillips (U.K.) Alpha Limited	England
ConocoPhillips (U.K.) Beta Limited	England
ConocoPhillips (U.K.) Cuu Long Limited	United Kingdom
ConocoPhillips (U.K.) Epsilom Limited	England
ConocoPhillips (U.K.) Eta Limited	England
ConocoPhillips (U.K.) Finance Limited	England
ConocoPhillips (U.K.) Gama Limited	England
ConocoPhillips (U.K.) Lambda Limited	Eire
ConocoPhillips (U.K.) Limited	England
ConocoPhillips (U.K.) Technology Limited	England
ConocoPhillips (U.K.) Theta Limited	England
ConocoPhillips (U.K.) Zeta Limited	England
ConocoPhillips 2000-E Company LLC	Delaware
ConocoPhillips Africa New Ventures Ltd.	Cayman Islands
ConocoPhillips Alaska, Inc.	Delaware
ConocoPhillips Alaska Natural Gas Corporation	Delaware

Incorporation
Company Name	Location
ConocoPhillips Arabia Inc.	Delaware
ConocoPhillips Arabia Limited	Cayman Islands
ConocoPhillips Arctic Inc.	Delaware
ConocoPhillips Australia WA-248 Company Pty. Ltd.	Australia
ConocoPhillips Australia Gas Holdings Pty Ltd	Western Australia
ConocoPhillips Australia Pty Ltd	Western Australia
ConocoPhillips Austria GmbH	Austria
ConocoPhillips Aviation Services LLC	Texas
ConocoPhillips Banyumas Holding Ltd.	British Virgin Islands
ConocoPhillips Bao Vang Ltd.	Cayman Islands
ConocoPhillips Belgium SA	Belgium
ConocoPhillips Block 204 UK Exploration Ltd.	Cayman Islands
ConocoPhillips Bohai Limited	Bahamas
ConocoPhillips Canada (East) Limited	Canada
ConocoPhillips Canada (North) Limited	Canada
ConocoPhillips Canada Energy Partnership	Alberta
ConocoPhillips Canada Limited	Nova Scotia
ConocoPhillips Canada Resources Corp.	Nova Scotia
ConocoPhillips Central and Eastern Europe Holdings B.V.	The Netherlands
ConocoPhillips China Inc.	Liberia
ConocoPhillips Communications Inc.	Delaware
ConocoPhillips Company	Delaware
ConocoPhillips Continental Holding GmbH	Germany
ConocoPhillips Czech Republic s.r.o.	Czech Republic
ConocoPhillips Danmark A/S	Denmark
ConocoPhillips Developments Limited	England
ConocoPhillips Eastern Hemisphere New Ventures Ltd.	Cayman Islands
ConocoPhillips Eastern Venezuela Gas Ltd.	Cayman Islands
ConocoPhillips Energy Asia Inc.	Delaware
ConocoPhillips Energy Marketing Corp.	Delaware
ConocoPhillips Enterprises Inc.	Delaware
ConocoPhillips European Gas and Power Limited	England
ConocoPhillips European Power Limited	England
ConocoPhillips Exploration Azerbaijan Ltd.	Cayman Islands
ConocoPhillips Exploration Investment, Ltd.	Cayman Islands
ConocoPhillips Exploration Kazakhstan Ltd.	Cayman Islands
ConocoPhillips Exploration Production Europe Limited	England
ConocoPhillips Finland Oy	Finland
ConocoPhillips Funding Ltd.	Bermuda
ConocoPhillips Germany GmbH	Germany
ConocoPhillips Global Funding S.a.r.l.	Luxembourg
ConocoPhillips Holding Company	Delaware
ConocoPhillips Holdings Limited	England
ConocoPhillips Hungary Kft. (Conoco Magyarorszag Kft)	Hungary
ConocoPhillips ICHP Limited	England
ConocoPhillips Indonesia Inc. Ltd.	Bermuda

Incorporation
Company Name	Location
ConocoPhillips Indonesia Ventures Ltd.	Cayman Islands
ConocoPhillips International Holding Ltd.	British Virgin Islands
ConocoPhillips International Inc.	Delaware
ConocoPhillips Investments Limited	England
ConocoPhillips Investments Norge AS	Norway
ConocoPhillips Japan Ltd.	Japan
ConocoPhillips Jet AS	Norway
ConocoPhillips JPDA Pty Ltd	Western Australia
ConocoPhillips Latin America New Ventures Ltd.	Cayman Islands
ConocoPhillips Limited	England
ConocoPhillips LNG Ltd.	Cayman Islands
ConocoPhillips Lubricants Australia Pty. Ltd.	Australia
ConocoPhillips Maroc Ltd.	Cayman Islands
ConocoPhillips MEA Ltd.	Cayman Islands
ConocoPhillips Middle East New Ventures Ltd.	Cayman Islands
ConocoPhillips New Ventures Ltd.	Cayman Islands
ConocoPhillips Nila Ltd.	Bermuda
ConocoPhillips Nordic AB	Sweden
ConocoPhillips Norge	Delaware
ConocoPhillips NZ Exploration Limited	Cayman Islands
ConocoPhillips Oil (GB) Limited	England & Wales
ConocoPhillips Oil Trading Limited	United Kingdom
ConocoPhillips Oilsands Partnership II	Alberta
ConocoPhillips Pacific LNG Ltd.	Cayman Islands
ConocoPhillips Pension Plan Trustees Limited	United Kingdom
ConocoPhillips Petroleum Chemicals U.K. Limited	United Kingdom
ConocoPhillips Petroleum Company U.K. Limited	United Kingdom
ConocoPhillips Petroleum Exploration Q, Ltd.	Cayman Islands
ConocoPhillips Petroleum Exploration R, Ltd.	Cayman Islands
ConocoPhillips Petroleum Exploration S, Ltd.	Cayman Islands
ConocoPhillips Petroleum Exploration T, Ltd.	Cayman Islands
ConocoPhillips Petroleum Exploration U, Ltd.	Cayman Islands
ConocoPhillips Petroleum International Corporation Denmark	Cayman Islands
ConocoPhillips Petroleum Limited	England
ConocoPhillips Petroleum U.K. Investment Corporation	Delaware
ConocoPhillips Pipeline Australia Pty Ltd	Western Australia
ConocoPhillips Poland Sp. z o.o.	Poland
ConocoPhillips Power Operations Limited	England
ConocoPhillips Qatar LNG Inc.	Delaware
ConocoPhillips Qatar Ltd.	Cayman Islands
ConocoPhillips Russia Inc.	Delaware
ConocoPhillips Russia Ventures Ltd.	Cayman Islands
ConocoPhillips Sabah Ltd.	Bermuda
ConocoPhillips Sakakemang Holding Ltd.	British Virgin Islands
ConocoPhillips Services Inc.	Delaware
ConocoPhillips Shipping Norge A/S	Norway

Incorporation
Company Name	Location
ConocoPhillips Shipping Norge Nr. 2 AS	Norway
ConocoPhillips Shtokman Inc.	Delaware
ConocoPhillips Skandinavia AS	Norway
ConocoPhillips Skandinavia AS – Emden Branch	Norway
ConocoPhillips Slovakia s.r.o.	Slovak Republic
ConocoPhillips South Sokang Holding Ltd.	British Virgin Islands
ConocoPhillips South Sokang Ltd.	Bermuda
ConocoPhillips Specialty Products Inc.	Delaware
ConocoPhillips Specialty Products Inc.-CIS	Delaware
ConocoPhillips STL Pty Ltd.	Western Australia
ConocoPhillips Surmont Partnership	Alberta
ConocoPhillips Timan-Pechora Inc.	Delaware
ConocoPhillips Tobong Holding Ltd.	British Virgin Islands
ConocoPhillips Tobong Ltd.	Bermuda
ConocoPhillips Treasury Limited	England
ConocoPhillips Vietnam AS	Norway
ConocoPhillips Warim Ltd.	Bermuda
ConocoPhillips Western Canada Partnership	Alberta
ConocoPhillips Worldwide LNG, Ltd.	Cayman Islands
ConocoPhillips Z&M Ltd.	Cayman Islands
Cono-Services Inc.	Delaware
Conoven Holding Ltd.	British Virgin Islands
Continental Mid Delta Petroleum Company	Delaware
Continental Netherlands Oil Company B.V.	The Netherlands
Continental Oil Company	Delaware
Continental Oil Company (Nederland) B.V.	The Netherlands
Continental Oil Company Inc.	Canada
Continental Oil Company Limited	England
Continental Oil Company of Libya	Delaware
Continental Oil Company of Niger	Delaware
Continental Oil Company of Nigeria	Delaware
Continental Pipe Line Company	Delaware
COP Holdings Limited	England
Crestar Energy Holdings Ltd.	Bermuda
CRS Resources (Ecuador) LDC	Cayman Islands
Crusader (Ireland) Pty. Ltd.	Australia
Crusader Inc.	Delaware
CSPL Holdings Limited	England
Danube Insurance Ltd.	Bermuda
Darwin LNG Pty Ltd	Western Australia
Davis Point Pipeline Company	California
Diablo Service Corporation	California
Douglas Oil Company of California	California
Douglas Stations, Inc.	Delaware
Du Pont E&P No. 1 B.V.	The Netherlands
Du Pont E&P No. 12 B.V.	The Netherlands

Incorporation
Company Name	Location
Du Pont E&P No. 13 B.V.	The Netherlands
Dubai Marketing Company Ltd.	Delaware
Dubai Petroleum Company	Delaware
Eagle Sun Company Limited	Liberia
Emerald Shipping Corporation	Delaware
Emet Pty Ltd	Victoria, Australia
F.P.S.O. Development Ltd.	Bermuda
Fas-Gas Retail Services Co. of Texas	Texas
Four Star Beverage Company Inc.	Texas
Four Star Holding Company, Inc.	Texas
Frontier Deepwater Drilling Inc.	Delaware
Gas Natural del Guasare Ltd	Liberia
GCF Midstream Holdings, LLC	Delaware
GCRL Energy Ltd.	Colorado
GCRL Holdings Inc.	Delaware
GCRL International Limited	Alberta
Glen Petroleum Limited	England
Gulf Alberta Pipe Line Company Limited	Alberta
Gulf Canada Hibernia Ltd.	Canada
Gulf Canada Limited	Canada
Gulf Canada Properties Limited	Canada
Gulf Canada Tunisia Ltd.	Alberta
Gulf Energy Asia Pte Ltd.	Singapore
Gulf Expro Limited	Scotland
Gulf of Mexico Oil and Gas Properties LLC	Delaware
Gulf Petroleum (Australia) Pty Ltd.	Australia
Gulf Resources (Calik) Ltd.	Alberta
Gulf Resources (Halmahera) Ltd.	Alberta
Gulf Resources (Merangin) Ltd.	Alberta
Gulf Resources (NW Natuna) Ltd.	Alberta
Gulf Resources (Sakala Timur) Ltd.	Alberta
Gulf Resources (West Natuna) Ltd.	Alberta
Gulf Transasia Ltd.	Barbados
Hotel Phillips Management Company	Oklahoma
Immingham CHP LLP	England
Immingham Energy Limited	England
Interkraft Handel GmbH	Germany
International Energy Insurance Limited	Bermuda
International Energy Limited	Bahamas
International Petroleum Sales Inc.	Panama
IRC Pension Trust Limited	Ireland
Irish Petroleum Company Limited	Ireland
Irish Refining Limited	Ireland
JET Petrol Limited	Northern Ireland
Jet Petroleum Limited	England
Jet Tankstellen-Betriebs-GmbH	Germany

Incorporation
Company Name	Location
Jet/Jiffy Shops Limited	Thailand
Jiffy Limited	England
Kayo Oil Company	Delaware
Kenai LNG Corporation	Delaware
Kenai Tankers LLC	Delaware
Koala Smokeless Fuels Ltd.	Australia
Kuparuk Pipeline Company	Delaware
Lantri Investments B.V.	The Netherlands
Leland Energy Partnership	Alberta
Linden Urban Renewal Limited Partnership	New Jersey
Lobo Inc.	Delaware
Lobo Pipeline Company L.P.	Delaware
Longhorn Pipeline Company	Delaware
Louisiana Gas System Inc.	Delaware
Lubricantes 76 Mexico, S.A. de C.V.	Mexico
Maspher Investments B.V.	The Netherlands
McKinney’s Gas Services, Inc.	Delaware
Morgan Hydrocarbons Inc.	Canada
Morgan Hydrocarbons International Inc.	Canada
Norske ConocoPhillips AS	Norway
North Gillette Coal Company	Nevada
Oliktok Pipeline Company	Delaware
Pacific Northwest Energy Company	Washington
Pacific Pipelines, Inc	Delaware
Peerless Insurance Company Limited	Barbados
Petco Enterprises Ltd.	Japan
Petrex S.A.	Belgium
Petroleum Transmission Company	Canada
Petroz (International) Pty Ltd	Queensland, Australia
Petroz (Timor Sea) Pty Ltd	Western Australia
Petroz (ZOCA 91-08) Pty Ltd	Queensland, Australia
Petroz Bentu LDC	Cayman Islands
Petroz Korinci Baru LDC	Cayman Islands
Petroz LNG Pty Ltd	Western Australia
Petroz N.L.	Australia
Phillips (Brass) Limited	Cayman Islands
Phillips 66 Capital I	Delaware
Phillips 66 Capital III	Delaware
Phillips 66 Capital IV	Delaware
Phillips 66 Capital V	Delaware
Phillips 66 Capital VI	Delaware
Phillips Africa Exploration, Ltd.	Liberia
Phillips Alaska Holdings, Inc.	Delaware
Phillips Alaska Receivables Company, LLC	Delaware
Phillips Alpine Alaska, Inc.	Delaware
Phillips Alpine Alaska, LLC	Delaware

Incorporation
Company Name	Location
Phillips Angola Offshore Ltd.	Cayman Islands
Phillips Australasia Exploration Co.	Liberia
Phillips Caspian, Ltd.	Liberia
Phillips Chemical Holdings Company	Delaware
Phillips Coal Company	Nevada
Phillips Deepwater Africa Exploration, Ltd.	Cayman Islands
Phillips Deepwater Exploration Nigeria Limited	Nigeria
Phillips Expatriate Services Company	Delaware
Phillips Exploration Angola, Ltd.	Liberia
Phillips Exploration Azerbaijan, Ltd.	Cayman Islands
Phillips Exploration Nigeria Limited	Nigeria
Phillips Gas Company	Delaware
Phillips Gas Company Shareholder, Inc.	Delaware
Phillips Gas Investment Company	Delaware
Phillips Gas Pipeline Company	Delaware
Phillips Gas Supply Corporation	Delaware
Phillips Indonesia Inc.	Delaware
Phillips Internacional Quimicos Ltda.	Brazil
Phillips International Investments, Inc.	Delaware
Phillips Investment Company	Nevada
Phillips LNG Middle East Ltd.	Cayman Islands
Phillips LNG Technology Services Company	Delaware
Phillips LNG Ventures Limited	Liberia
Phillips Mexico LNG, LLC	Delaware
Phillips-New Mexico Partners, L.P.	Delaware
Phillips New Ventures, Ltd.	Cayman Islands
Phillips Oil Company (Nigeria) Ltd.	Nigeria
Phillips Oil Company Australia	Liberia
Phillips Petroleum Africa, Ltd.	Liberia
Phillips Petroleum Algeria, Ltd.	Cayman Islands
Phillips Petroleum Arabia, Ltd.	Liberia
Phillips Petroleum Argentina S.A.	Argentina
Phillips Petroleum Asia Ventures, Ltd.	Liberia
Phillips Petroleum Borneo, Ltd.	Liberia
Phillips Petroleum Canada Ltd.	New Brunswick
Phillips Petroleum Company Algeria	Delaware
Phillips Petroleum Company Andes	Delaware
Phillips Petroleum Company Cameroon	Delaware
Phillips Petroleum Company Indonesia	Delaware
Phillips Petroleum Company Ireland	Delaware
Phillips Petroleum Company Kuwait	Cayman Islands
Phillips Petroleum Company Niugini	Delaware
Phillips Petroleum Company Western Hemisphere	Delaware
Phillips Petroleum Company ZOC Pty. Ltd.	Australia
Phillips Petroleum Do Brasil Ltda.	Brazil
Phillips Petroleum Eurasia, Ltd.	Liberia

Incorporation
Company Name	Location
Phillips Petroleum Europe Exploration Ltd.	Liberia
Phillips Petroleum Greenland A/S	Greenland
Phillips Petroleum International Corporation	Delaware
Phillips Petroleum International Corporation Italy	Liberia
Phillips Petroleum International Corporation Somalia	Liberia
Phillips Petroleum International Corporation Venezuela	Liberia
Phillips Petroleum International Investment Company	Delaware
Phillips Petroleum International Ventures Corporation	Panama
Phillips Petroleum Kazakhstan, Ltd.	Liberia
Phillips Petroleum Kuwait, Ltd.	Liberia
Phillips Petroleum Latin America, Ltd.	Liberia
Phillips Petroleum Management Corporation	Panama
Phillips Petroleum Middle East, Ltd.	Liberia
Phillips Petroleum Mudayy, Ltd.	Liberia
Phillips Petroleum Oman, Ltd.	Liberia
Phillips Petroleum Peru Ltd.	Liberia
Phillips Petroleum Resources, Ltd.	Delaware
Phillips Petroleum Russia, Ltd.	Delaware
Phillips Petroleum Sisimiut A/S	Greenland
Phillips Petroleum South Africa, Ltd.	Liberia
Phillips Petroleum T&T, Ltd.	Liberia
Phillips Pipe Line Company	Delaware
Phillips Pt. Arguello Production Company	Delaware
Phillips Receivables Company II, LLC	Delaware
Phillips Receivables Company, LLC	Oklahoma
Phillips Retail Marketing Company	Delaware
Phillips-San Juan Partners, L.P.	Delaware
Phillips Singapore Private Limited	Singapore
Phillips STL Ventures Inc.	Delaware
Phillips Texas Pipeline Company, Ltd.	Texas
Phillips Transportation Alaska, Inc.	Delaware
Phillips Utility Gas Corporation	Delaware
Pioneer Investments Corporation	Delaware
Pioneer Pipeline Company	Delaware
Polar Tankers Spill Response Company	Delaware
Polar Tankers, Inc	Delaware
Pontoon (Timor Sea) Pty Ltd	Western Australia
Pontoon N.L.	Western Australia
Power Tex Joint Venture	Delaware
Projet Malaysia Sdn. Bhd.	Malaysia
Proteina Brasileira Ltda.	Brazil
PT. ConocoPhillips Downstream Indonesia	Indonesia
R.A.Z. Properties, Inc.	California
Raptor Facilities Inc.	Delaware
Raptor Gas Transmission LLC	Delaware
Raptor Natural Pipeline LLC	New Mexico

Incorporation
Company Name	Location
Raptor Natural Plains Marketing LLC	Delaware
Rocky Mountain Investment & Antique Company	Wyoming
Salt Lake Terminal Company	Delaware
San Jacinto Eastern Corp.	Delaware
San Jacinto Service Company	Delaware
San Pablo Bay Pipeline Company	Delaware
San Pablo Bay Pipeline Company LLC	Delaware
Seagas Pipeline Company	Delaware
Seahorse Shuttling and Technology L.L.C.	Delaware
Seminole Fertilizer Corporation	Delaware
Smartshop NV	Belgium
Smile Loyalty Limited	England
Sooner Insurance Brokers Limited	Bermuda
Sooner Insurance Company	Vermont
Southern Energy UK Generation Limited	England
Spirit Enterprises, Inc.	Delaware
SRW Cogeneration Limited Partnership	Delaware
Stampeder Acquisition (No. 2) Ltd.	Canada
Stampeder Acquisition Ltd.	Alberta
Stampeder Energy (U.S.) Inc.	Delaware
Stampeder Exploration Ltd.	Alberta
Sweeny Coker Investor Sub, Inc.	Delaware
Terminal de Gas Natural Licuado de Rosarito TGNLR, S. de R.L. de C.V.	Mexico
The Largo Company	Delaware
The Standard Shale Products Company	Colorado
Tosco Canada Ltd.	Yukon Territory
Tosco Europe Limited	United Kingdom
Tosco Trading, Transportation and Supply, Inc.	Delaware
Trilogy France Corporation	Novia Scotia
TS, Inc.	Georgia
Union Pipeline Company (California)	California
Unocal Expresslube, Inc.	Illinois
Wabiskaw Explorations Ltd.	Canada
WesTTex 66 Pipeline Company	Delaware
World Wide Transport, Inc.	Liberia
3072496 Nova Scotia Company	Nova Scotia
349910 Alberta Inc.	Alberta
362084 Alberta Inc.	Alberta
3793885 Canada Ltd.	Canada
534404 Alberta Ltd.	Alberta
625894 Alberta Inc.	Alberta
66 Pipe Line Company	Delaware
942819 Alberta Ltd.	Alberta

Certain subsidiaries are omitted since such subsidiaries considered in the aggregate do not constitute a significant subsidiary.